                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ______________________

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   DECEMBER 11, 1996



                                 TENNECO INC.
________________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       1-12387                76-0515284
________________________________________________________________________________
(State or Other Jurisdiction      (Commission File          (IRS Employer
 of Incorporation)                     Number)            Identification No.)



         1275 KING STREET,   GREENWICH, CONNECTICUT        06831
________________________________________________________________________________
          (Address of Principal Executive Offices)       (Zip Code)



                                (203) 863-1000
________________________________________________________________________________
             (Registrant's telephone number, including area code)


                               NEW TENNECO INC.
________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)



________________________________________________________________________________

Tenneco Inc., formerly known as New Tenneco Inc. (the "Registrant"), submits the following information:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 11, 1996, pursuant to a Distribution Agreement (the "Distribution Agreement"), dated as of November 1, 1996, among the Registrant, El Paso Tennessee Pipeline Co., formerly known as Tenneco Inc. ("Old Tenneco"), and Newport News Shipbuilding Inc., formerly known as Tenneco InterAmerica Inc. ("Newport News"): (i) Old Tenneco and its subsidiaries completed various intercompany transfers and distributions (the "Corporate Restructuring Transactions") designed to restructure, divide and separate their then existing businesses and assets so the assets, liabilities and operations of (A) the automotive parts, packaging and administrative services businesses (the "Industrial Business") are owned, directly and indirectly, by the Registrant, and (B) the shipbuilding businesses are owned, directly and indirectly, by Newport News; and (ii) Old Tenneco distributed (the "Distributions") pro rata to holders of Old Tenneco's common stock, par value $5.00 per share, all of the outstanding common stock, par value $.01 per share, of the Registrant and all of the outstanding common stock, par value $.01 per share, of Newport News. On December 12, 1996, pursuant to a Merger Agreement (the "Merger Agreement") dated as of June 19, 1996, as amended, Old Tenneco, which consisted of the remaining energy business and certain discontinued operations after the Distributions, was merged (the "Merger") with and into an indirect subsidiary of El Paso Natural Gas Company ("El Paso").

     The Distributions and the other transactions contemplated by the Distribution Agreement, including the realignment of consolidated cash (the "Cash Realignment") and a realignment of consolidated debt (the "Debt Realignment"), are more fully described in the Registrant's Registration Statement on Form 10, as amended, as filed with Securities and Exchange Commission (the "Form 10 Registration Statement").

ITEM 5.  OTHER EVENTS.

     The Registrant was incorporated in the State of Delaware in August 1996 for the purpose of owning and operating the Industrial Business after the consummation of the Distributions and the other transactions contemplated by the Distribution Agreement. The Registrant was originally incorporated under the name "New Tenneco Inc.," but changed its name to "Tenneco Inc." immediately after the consummation of the Distributions. Pursuant to the restructuring of Old Tenneco's indebtedness for money borrowed in connection with the transactions contemplated by the Distribution Agreement, on December 11, 1996, the Registrant issued debt securities in the aggregate principal amount of approximately $1.86 billion in exchange for certain debt securities (the "Old Tenneco Debt Securities") of Old Tenneco (the "Debt Exchange"). Upon consummation of the Debt Exchange, Old Tenneco purchased for cash and subsequently extinguished the Old Tenneco Debt Securities then held by the Registrant (which cash was then distributed by the Registrant to Old Tenneco). For additional information concerning the Distributions and the transactions contemplated thereby, see Item 2, above. The Debt Exchange is more fully described in the Registrant's Registration Statement on Form S-4, as amended, as filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements relating to the businesses acquired required by Item 7 of Form 8-K were previously reported in the Form 10 Registration Statement and the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 (the "Form 10-Q") as filed with the Securities and Exchange Commission.

      (b) PRO FORMA FINANCIAL INFORMATION.


     UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF NEW TENNECO INC.

  The following Unaudited Pro Forma Combined Balance Sheet of New Tenneco Inc., referred to in this Item 7.(b). as "New Tenneco", as of September 30, 1996 and the Unaudited Pro Forma Combined Statements of Income for the nine months ended September 30, 1996 and the year ended December 31, 1995 have been prepared to reflect: (i) the pro forma income statement effects for the acquisition of The Pullman Company and its Clevite Products division ("Clevite") in July 1996 and the acquisition of Amoco Foam Products Company, a division of Amoco Chemical Company ("Amoco Foam Products"), in August 1996; (ii) the effect on New Tenneco of the Cash Realignment and Debt Realignment; (iii) the effect on New Tenneco of the Corporate Restructuring Transactions, and other transactions pursuant to the provisions of the Distribution Agreement and Merger Agreement; and (iv) the issuance of New Tenneco common stock as part of the Distributions. The "Combined Acquisitions" caption in the Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1995 also reflects the pro forma results of operations of the plastics division of Mobil Corporation ("Mobil Plastics") prior to its acquisition in November 1995.

  The pro forma income statement effects for the acquisitions of Clevite and Amoco Foam Products have been included in the accompanying Unaudited Pro Forma Combined Statements of Income for the respective periods under the caption "Combined Acquisitions." The Combined Acquisitions have been accounted for under the purchase method of accounting. As such, pro forma adjustments in the accompanying Unaudited Pro Forma Combined Statements of Income reflect additional depreciation and amortization resulting from New Tenneco's purchase cost.

  The historical Combined Financial Statements reflect the financial position and results of operations for the Industrial Business whose net assets were transferred to New Tenneco pursuant to the Corporate Restructuring Transactions, and other transactions pursuant to the provisions of the Distribution Agreement and Merger Agreement. The accounting for the transfer of assets and liabilities pursuant to the Corporate Restructuring Transactions represents a reorganization of companies under common control and, accordingly, all assets and liabilities are reflected at their historical cost in the Combined Financial Statements of New Tenneco.

  The Unaudited Pro Forma Combined Balance Sheet has been prepared as if such transactions occurred on September 30, 1996; the Unaudited Pro Forma Combined Statements of Income have been prepared as if such transactions occurred as of January 1, 1995. The Unaudited Pro Forma Combined Financial Statements set forth on the following pages are unaudited and not necessarily indicative of the results that would have actually occurred if the transactions had been consummated as of September 30, 1996, or January 1, 1995, or results which may be attained in the future.

  The pro forma adjustments, as described in the Notes to the Unaudited Pro Forma Combined Financial Statements, are based upon available information and upon certain assumptions that management believes are reasonable. The
Unaudited Pro Forma Combined Financial Statements should be read in conjunction with the Combined Financial Statements of New Tenneco, and notes thereto, and the pre-acquisition Combined Financial Statements of Mobil Plastics, and notes thereto in the Form 10 Registration Statement and the Form 10-Q. The Clevite and Amoco Foam Products acquisitions do not meet the Commission's criteria for inclusion of separate historical financial statements.

                               NEW TENNECO INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1996

                                   (MILLIONS)

                                                         TRANSACTION
                                             NEW TENNECO  PRO FORMA
                                             HISTORICAL  ADJUSTMENTS   PRO FORMA
                                             ----------- -----------   ---------
ASSETS
Current assets:
  Cash and temporary cash investments.......   $  130      $    2 (e)   $   78
                                                              (54)(f)
  Receivables...............................      797        (129)(a)      878
                                                              164 (b)
                                                              (63)(c)
                                                              109 (d)
  Inventories...............................      882                      882
  Deferred income taxes.....................       23          (9)(c)       14
  Other current assets......................      181          21 (c)      202
                                               ------      ------       ------
   Total current assets.....................    2,013          41        2,054
                                               ------      ------       ------
Goodwill and intangibles....................    1,334                    1,334
Other assets and deferred charges...........      893           6 (c)      899
Net property, plant and equipment...........    3,099          39 (c)    3,138
                                               ------      ------       ------
   Total assets.............................   $7,339      $   86       $7,425
                                               ======      ======       ======
LIABILITIES AND EQUITY
Current liabilities:
  Short-term debt...........................   $  916      $ (658)(g)   $  258
  Payables..................................      661         (50)(a)      616
                                                                2 (b)
                                                                3 (c)
  Other current liabilities.................      613           6 (c)      619
                                               ------      ------       ------
   Total current liabilities................    2,190        (697)       1,493
                                               ------      ------       ------
Long-term debt..............................    1,531         527 (g)    2,058
Deferred income taxes.......................      450          14 (b)      464
Other liabilities and deferred credits......      402           2 (e)      404
                                               ------      ------       ------
                                                4,573        (154)       4,419
                                               ------      ------       ------
Minority interest...........................      300                      300
                                               ------      ------       ------
Equity:
  Combined equity...........................    2,466         (79)(a)       --
                                                              148 (b)
                                                              (15)(c)
                                                              109 (d)
                                                              (54)(f)
                                                              131 (g)
                                                           (2,706)(h)
  Common stock..............................       --           2 (h)        2
  Paid-in capital...........................       --       2,704 (h)    2,704
  Retained earnings.........................       --          -- (h)       --
                                               ------      ------       ------
    Total liabilities and shareowners'
     equity.................................   $7,339      $   86       $7,425
                                               ======      ======       ======

      See the accompanying Notes to Unaudited Pro Forma Combined Financial
                                  Statements.

                               NEW TENNECO INC.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                      (MILLIONS EXCEPT PER SHARE AMOUNTS)

                                      COMBINED ACQUISITIONS
                                     -----------------------
                                                                  POST-
                             NEW                               ACQUISITIONS TRANSACTION
                           TENNECO                PRO FORMA     PRO FORMA    PRO FORMA
                          HISTORICAL HISTORICAL* ADJUSTMENTS     COMBINED   ADJUSTMENTS    PRO FORMA
                          ---------- ----------- -----------   ------------ -----------   -----------
Net Sales and Operating
 Revenues...............   $ 4,886      $272       $              $5,158      $           $     5,158
Other Income, Net.......       111        --                         111                          111
Costs and Expenses......     4,412       232            10 (i)     4,654                        4,654
                           -------      ----       -------        ------      -------     -----------
Income Before Interest
 Expense,
 Income Taxes and
 Minority Interest......       585        40           (10)          615                          615
Interest Expense........       145        12             8 (i)       165          (33)(j)         132
Income Tax Expense......       171         8            (2)(i)       177           13 (j)         190
Minority Interest.......        15        --                          15                           15
                           -------      ----       -------        ------      -------     -----------
Income From Continuing
 Operations.............   $   254      $ 20       $   (16)       $  258      $    20     $       278
                           =======      ====       =======        ======      =======     ===========
Average number of common
 shares outstanding.....                                                                  170,418,046
                                                                                          ===========
Income from continuing
 operations per share...                                                                  $      1.63
                                                                                          ===========

--------
* Certain amounts have been reclassified to conform to New Tenneco's classification.



      See the accompanying Notes to Unaudited Pro Forma Combined Financial
                                  Statements.

                               NEW TENNECO INC.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                      (MILLIONS EXCEPT PER SHARE AMOUNTS)

                                      COMBINED ACQUISITIONS
                                     -----------------------
                                                                 POST-
                             NEW                              ACQUISITIONS TRANSACTION
                           TENNECO                PRO FORMA    PRO FORMA    PRO FORMA
                          HISTORICAL HISTORICAL* ADJUSTMENTS    COMBINED   ADJUSTMENTS     PRO FORMA
                          ---------- ----------- -----------  ------------ -----------    -----------
Net Sales and Operating
 Revenues...............    $5,221     $2,035       $            $7,256     $             $     7,256
Other Income, Net.......        39          6                        45                            45
Costs and Expenses......     4,588      1,888         17 (i)      6,493                         6,493
                            ------     ------       ----         ------     --------      -----------
Income Before Interest
 Expense,
 Income Taxes and
 Minority Interest......       672        153        (17)           808                           808
Interest Expense........       160        126          5 (i)        291         (115)(j)          176
Income Tax Expense......       231         19         (9)(i)        241           46 (j)          287
Minority Interest.......        23         --                        23                            23
                            ------     ------       ----         ------     --------      -----------
Income From Continuing
 Operations.............    $  258     $    8       $(13)        $  253     $     69      $       322
                            ======     ======       ====         ======     ========      ===========
Average number of common
 shares outstanding.....                                                                  173,995,941
                                                                                          ===========
Income from continuing
 operations per share...                                                                  $      1.85
                                                                                          ===========

--------
* Certain amounts have been reclassified to conform to New Tenneco's classification.



      See the accompanying Notes to Unaudited Pro Forma Combined Financial
                                  Statements.

                               NEW TENNECO INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(a) To reflect the settlement or capitalization of intercompany accounts receivable and payable with Old Tenneco affiliates pursuant to the Corporate Restructuring Transactions.

(b) To reflect the acquisition by New Tenneco of certain receivables from Tenneco Credit Corporation, an Old Tenneco affiliate, in connection with the Merger.

(c) To reflect the allocation between New Tenneco, Newport News and Old Tenneco of certain corporate assets and liabilities in connection with the Corporate Restructuring Transactions, the Distributions and the Merger.

(d) To reflect a $109 million receivable from Old Tenneco pursuant to the Distribution Agreement and Merger Agreement for certain tax benefits to be realized as a result of the Debt Realignment.

(e) To reflect the transfer to New Tenneco of insurance liabilities and the related portfolio of short-term cash investments and other assets previously held by Eastern Insurance Company Limited, an Old Tenneco affiliate, in connection with the Corporate Restructuring Transactions and the Merger.

(f) To reflect the cash contribution from New Tenneco to Old Tenneco pursuant to the Cash Realignment provisions of the Distribution Agreement and Merger Agreement.

(g) To reflect adjustments to New Tenneco's indebtedness for the pre-Distributions restructuring and refinancing of debt pursuant to the Debt Realignment. If the Debt Realignment had been consummated on September 30, 1996, on a pro forma basis, New Tenneco would have had total long-term debt of $2,058 million, and short-term debt of $258 million, principally from commercial paper borrowings. The total pro forma long-term debt includes $1,998 million of New Tenneco public debt securities ($1,860 million aggregate principal amount) exchanged in the New Tenneco debt exchange offers, which was recorded based on fair value, and $60 million of other long-term debt borrowings. Tenneco incurred an extraordinary charge as a result of the Debt Realignment of approximately $235 million after-tax. Certain other costs were also incurred in connection with the Corporate Restructuring Transactions and the Distributions totalling approximately $105 million after tax. The effect on New Tenneco's debt of these costs has been reflected in this pro forma adjustment. However, such charges have not been reflected in the pro forma income statement.

(h) To reflect the distribution of New Tenneco common stock to the holders of Old Tenneco common stock at an exchange ratio of one share of New Tenneco common stock for each share of Old Tenneco common stock.

(i) To reflect additional depreciation and amortization related to the Combined Acquisitions resulting from New Tenneco's purchase accounting adjustments, interest expense at an assumed rate of 5.90% on the debt issued to complete the acquisitions, and the related tax effects at an assumed effective tax rate of 40%. The excess of New Tenneco's purchase cost over the fair value of assets acquired and liabilities assumed is amortized over 40 years for Clevite and 30 years for Amoco Foam Products.

(j) To reflect the adjustment to interest expense, and related tax effects at an assumed effective tax rate of 40%, from the changes in the debt of New Tenneco pursuant to the Debt Realignment as discussed in (g) above. For purposes of this pro forma adjustment, the New Tenneco public debt securities are assumed to bear interest at a weighted average annual effective interest rate of 7.5%. In addition, the pro forma adjustment to interest expense includes commitment fees on the unused borrowing capacity of the New Tenneco credit facility and amortization of deferred debt financing costs incurred in connection with the debt exchange offers and the New Tenneco credit facility. A 1/8% change in the assumed interest rates would change annual pro forma interest expense by approximately $2.9 million, before the effect of income taxes.

     (c) EXHIBITS. The following is filed herewith. The exhibit number corresponds with Item 601 of Regulation S-K.

              Exhibit No.         Description
              -----------         -----------

              2 Distribution Agreement (the "Distribution Agreement"), dated as of November 1, 1996, by and among the Registrant, Old Tenneco and Newport News (incorporated herein by reference to Exhibit 2 to the Registrant's Registration Statement on Form 10, dated November 6, 1996, File No. 1-12387).


              2.1 Amendment No. 1 to Distribution Agreement dated as of December 11, 1996 by and among the Registrant, Old Tenneco and Newport News.*
              -------
              * Filed herewith

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TENNECO INC.



Dated:  February 24, 1997                     By: /s/ MARK A. McCOLLUM
                                                  ____________________
                                                  Mark A. McCollum
                                                  Vice President and Controller